Catalyst Event Arbitrage Fund

Class A: CEAAX Class C: CEACX

The information in this Supplement, dated March 27, 2013, amends certain information contained in the currently effective Prospectus for the Fund, dated  November 1, 2012, as revised November 8, 2012 and November 19, 2012, and should be read in conjunction with such Prospectus and any Supplement to the Prospectus.

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The information contained under “Fund Summary – Catalyst Event Arbitrage Fund -

Fees and Expenses of the Fund” is replaced in its entirety with the following:

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund.  More information about these and other discounts is available from your financial professional and in the section entitled How to Buy Shares on page 73 of the Fund's Prospectus.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%	None
Maximum Deferred Sales Charge (Load) (as a % of the original purchase price)	1.00%	1.00%
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None	None
Redemption Fee	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.25%	1.25%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%
Other Expenses[1]	0.40%	0.40%
Interest and Dividend Expense[1]	0.63%	0.63%
Total Annual Fund Operating Expenses	2.53%	3.28%
Fee Waiver and/or Expense Reimbursement [2]	(0.15)%	(0.15)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	2.38%	3.13%

1 Estimated for the current fiscal year.

2The Advisor has contractually agreed to waive fees and/or reimburse expenses of the Fund through October 31, 2013.  This agreement may be terminated by the Fund's Board of Trustees on 60 days’ written notice to the advisor.

The information contained under “Fund Summary – Catalyst Event Arbitrage Fund -

Example” is replaced in its entirety with the following:

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

YEAR	Class A	Class C
1	$802	$316
3	$1,304	$996

The information contained under “Fund Summary – Catalyst Event Arbitrage Fund -

Performance” is replaced in its entirety with the following:

Performance:

The Fund does not have a full calendar year of performance as a mutual fund.  The prior performance shown below is for the Fund’s predecessor limited partnership (Charter Partners, LP) from June 30, 1997 through July 1, 2012 and the Class A shares of the Fund from July 2, 2012. The prior performance is net of management fees and other expenses but does not include the effect of the performance fee.  The Fund has been managed in the same style and by the same portfolio manager since the predecessor limited partnership’s inception on June 30, 1997.  The Fund’s investment goals, policies, guidelines and restrictions are, in all material respects, equivalent to the predecessor limited partnership’s investment goals, policies, guidelines and restrictions.  The following information shows the predecessor limited partnership’s annual returns and long-term performance reflecting the actual fees and expenses that were charged when the Fund was a limited partnership.  From its inception through July 2, 2012, the predecessor limited partnership was not subject to certain investment restrictions, diversification requirements and other restrictions of the 1940 Act or Subchapter M of the Internal Revenue Code of 1986, as amended, which, if they had been applicable, might have adversely affected the Fund’s performance.  In addition, the predecessor limited partnership was not subject to sales loads that, if charged, would have adversely affected performance. The performance shown below for Class A shares of the Fund do not reflect sales charges; if they did, returns would be lower. The information below provides some indications of the risks of investing in the Fund. The bar chart shows you how the performance for the predecessor limited partnership varied from year to year. The past performance shown below for the predecessor limited partnership and Class A shares is not necessarily an indication of how the Fund will perform in the future. Class C shares would have similar annual returns to Class A shares and the predecessor limited partnership because they are invested in the same portfolio of securities, the returns for Class C shares would be different from Class A shares and the predecessor limited partnership because Class C shares have different expenses than Class A shares and the predecessor limited partnership. Performance information for Class C shares will be included after the share class has been in operation for one complete calendar year. Updated performance information is available at no cost by visiting www.CatalystMutualFunds.com or by calling 1-866-447-4228.

Annual Total Returns

During the period shown in the bar chart, the highest return for a quarter was 6.40% (quarter ended December 31, 2004), and the lowest return for a quarter was (8.14%) (quarter ended September 30, 2008).

The following table shows the average annual returns for the Class A shares of the Fund and the predecessor limited partnership over various periods ended December 31, 2012.  The Fund’s predecessor limited partnership did not have a distribution policy.  It was an unregistered limited partnership, did not qualify as a regulated investment company for federal income tax purposes and it did not pay dividends and distributions. As a result of the different tax treatment, we are unable to show the after-tax returns for the predecessor limited partnership.  The index information is intended to permit you to compare the predecessor limited partnership’s performance to a broad measure of market performance.

Average Annual Total Returns

(For periods ended December 31, 2012)

	1 Year	5 Years	10 Years	Since Inception (June 30, 1997)
Catalyst Event Arbitrage Fund Class A -Return Before Taxes	-3.21%	.41%	3.86%	6.38%
Return After the Effect of Performance Fees for the Predecessor Limited Partnership*	-3.51%**	.43%	3.13%	5.12%
S&P 500 Index	16.00%	1.66%	7.10%	4.96%

* The average annual total returns shown after the effect of performance fees is the hypothetical return an investor in the predecessor limited partnership who invested at inception would have had on their investment. Actual performance fees were payable by each individual investor to the predecessor limited partnership’s manager, and the amount varied based on factors including the timing of the investor’s investment in the predecessor limited partnership and the performance of the predecessor limited partnership.  Performance fees were not fees paid by the predecessor limited partnership.

** For the period January 1, 2012 to July 1, 2012.

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You should read this Supplement in conjunction with the Prospectus and Statement of Additional Information, each dated November 1, 2012, as revised November 8, 2012 and November 19, 2012, and the Supplement to Prospectus, dated February 8, 2013 which provide information that you should know about the Fund before investing. These documents are available upon request and without charge by calling the Fund toll-free at 1-866-447-4228 or by writing to 17605 Wright Street, Omaha, Nebraska 68130.

Please retain this Supplement for future reference.